UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2022

AVISTA PUBLIC ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40720	98-1584818
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

65 East 55th Street
18th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 593-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	AHPAU	Nasdaq Capital Market

Class A ordinary shares, par value $0.0001 per share	AHPA	Nasdaq Capital Market

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHPAW	Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The disclosure under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2022, the board of directors (the “Board”) of Avista Public Acquisition Corp. II (the “Company”) elected Charles Harwood to serve as a director of the Company and appointed Mr. Harwood to serve as a member of the Audit Committee. The Board has determined that Mr. Harwood satisfies all applicable independence requirements to serve on the Board and the Audit Committee, including without limitation the applicable independence requirements of the Nasdaq Capital Market and the Securities Exchange Act of 1934, as amended. In connection with Mr. Harwood’s appointment to the Audit Committee, Lâle White has stepped down from the Audit Committee, which currently consists of Wendel Barr, Charles Harwood and William Klitgaard. The changes to the Audit Committee’s composition relate to the Company’s communications with the staff of The Nasdaq Stock Market LLC (“Nasdaq”) on August 22, 2022, regarding whether the Company was in compliance with Nasdaq Listing Rule 5605(c)(2) following the phase-in period provided under Nasdaq Listing Rule 5615(b)(1) because the Audit Committee was not comprised of at least three independent directors. The Company is in compliance with the applicable rules following the Board and Audit Committee changes described herein.

Upon consummation of the Company’s business combination, the Company will pay Mr. Harwood a $10,000 fee for his services as a director and member of the Audit Committee. There are no arrangements or understandings between Mr. Harwood and any other person pursuant to which he was elected as a director of the Company, and there are no family relationships between Mr. Harwood and any of the Company’s other directors or executive officers. Mr. Harwood is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. In connection with Mr. Harwood’s appointment, he and the Company entered into an indemnification agreement and a letter agreement, the terms of which were described in, and the forms of which were filed as exhibits to, the Company’s registration statement relating to the Company’s initial public offering (File No. 333-257177).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTA PUBLIC ACQUISITION CORP. II
Date: August 25, 2022	By:	/s/ Benjamin Silbert
	Name:	Benjamin Silbert
	Title:	General Counsel

3